SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                         Date of Report: March 22, 2004



                                  FINDWHAT.COM
             (Exact Name of Registrant as specified in its charter)




    Nevada                            0-27331                   88-0348835
(State or other                 (Commission File No.)         (IRS Employer
jurisdiction of                                           Identification Number)
incorporation or
organization)



                        5220 Summerlin Commons Boulevard
                            Fort Myers, Florida 33907
                                 (239) 561-7229
               (Address, including zip code, and telephone number
                       including area code of Registrant's
                          principal executive offices)




                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On March 23, 2004, FindWhat.com, a Nevada corporation (the "Company"), issued a press release announcing it had completed its acquisition of Comet Systems, Inc., a Delaware corporation ("Comet") on March 22, 2004, pursuant to a merger of Comet with and into a wholly-owned subsidiary of FindWhat.com. A copy of the press release was previously filed as Exhibit 99.1 on Form 8-K filed March 23, 2004 and is incorporated herein by reference. Under the terms of the Amended and Restated Agreement and Plan of Merger, dated March 14, 2004, a copy of which is attached hereto as Exhibit 2.5 and is incorporated herein by reference, FindWhat.com has acquired Comet for approximately $8.1 million in cash and 837,510 shares of FindWhat.com common stock, with Comet shareholders receiving the cash and stock consideration in accordance with the terms and conditions set forth in the Amended and Restated Agreement and Plan of Merger and the Certificate of Incorporation of Comet, as amended. Comet stockholders may receive up to an additional $10.0 million in cash based on Comet's operating performance in 2004 and 2005. The cash portion of the transaction was funded from FindWhat.com's cash from operating activities. FindWhat.com intends to file a shelf registration statement on Form S-3 in order to cover resales of the shares of FindWhat.com common stock issued in connection with the acquisition. Allocation of the purchase price will be determined based on fair market valuation of the net assets acquired.

         The transaction was accomplished through arms-length negotiations between FindWhat.com's management and Comet's management. Comet's preferred and common stockholders approved the transaction by written consent in accordance with Delaware law. There was no material relationship between the shareholders of Comet and FindWhat.com or any of FindWhat.com's affiliates, any of FindWhat.com's directors or officers, or any associate of any such FindWhat.com director or officer, prior to this transaction.

         FindWhat.com notes that Comet's contract for sponsored online searches with Overture Services, Inc. shall terminate on June 22, 2004. FindWhat.com anticipates providing FindWhat.com Network and other paid listings to Comet's users upon the termination of the contract with Overture Services, Inc.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (A)      FINANCIAL STATEMENTS OF COMET SYSTEMS, INC.

         The financial statements required by this item will be filed within 60 days of the date of this initial report on Form 8-K.

         (B)      PRO FORMA FINANCIAL INFORMATION

         The financial statements required by this item will be filed within 60 days of the date of this initial report on Form 8-K.

         (C)      EXHIBITS

             Exhibit No.                  Description

                 2.5 Amended and Restated Agreement and Plan of Merger among FindWhat.com, Haley Acquisition Corp. and Comet Systems, Inc., dated March 14, 2004.

                99.1 Press Release, dated March 23, 2004, entitled "FindWhat.com Completes Comet Systems Acquisition." (Reference is made to Exhibit 99.1 to the current report on Form 8-K filed with the Securities and Exchange Commission on March 23, 2004, and incorporated herein by reference.)




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              FINDWHAT.COM


Date:  April 6, 2004                          By: /s/ Phillip R. Thune
                                                ----------------------------
                                                 Chief Operating Officer and
                                                 Chief Financial Officer

                                                      EXHIBIT INDEX

             Exhibit No.                  Description

                 2.5 Amended and Restated Agreement and Plan of Merger among FindWhat.com, Haley Acquisition Corp. and Comet Systems, Inc., dated March 14, 2004.

                99.1 Press Release, dated March 23, 2004, entitled "FindWhat.com Completes Comet Systems Acquisition." (Reference is made to Exhibit 99.1 to the current report on Form 8-K filed with the Securities and Exchange Commission on March 23, 2004, and incorporated herein by reference.)